UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 9, 2011

UNITED STATES CELLULAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9712	62-1147325
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

8410 W. Bryn Mawr, Suite 700, Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 9, 2011, United States Cellular Corporation filed a Preliminary Prospectus Supplement dated May 9, 2011 and a Prospectus dated May 9, 2011 with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933.  Such documents are hereby incorporated herein by reference thereto.

Item 9.01.  Financial Statements and Exhibits.

(d)                                Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION

Date: May 9, 2011	By:	/s/ Kenneth R. Meyers
Kenneth R. Meyers
Chief Accounting Officer

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit
No.	Description

99.1

The Preliminary Prospectus Supplement dated May 9, 2011 and the Prospectus dated May 9, 2011 filed by the Registrant with the Securities and Exchange Commission on May 9, 2011 are incorporated herein by reference thereto.